SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 17, 2019

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3075 LOYALTY CIRCLE

COLUMBUS, OHIO 43219

(Address and Zip Code of Principal Executive Offices)

(614) 729-4000

(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ADS	New York Stock Exchange

Item 8.01 Other Events.

On July 1, 2019, Alliance Data Systems Corporation, a Delaware corporation (the “Company”), along with certain subsidiaries of the Company (together with Alliance Data, the “Sellers”) completed the previously announced sale of the Company’s Epsilon® business (“Epsilon”) pursuant to that certain Securities Purchase Agreement, dated April 12,2019, by and among the Sellers, Publicis Groupe, S.A. (“Publicis”), and certain subsidiaries of Publicis (together with Publicis, the “Purchasers”) to the Purchasers for $4.4 billion in cash, subject to certain adjustments specified therein.

The Company is filing this Current Report on Form 8-K to present the financial results of our former Epsilon business as a discontinued operation for the years ended December 2018, 2017 and 2016. This will permit the Company to incorporate these financial statements by reference, and otherwise, in future Securities and Exchange Commission filings.

Accordingly, the following items of the Company’s Annual Report on Form 10-K are being re-issued to reflect the presentation of our former Epsilon business as a discontinued operation and are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein:

•	Part IV, Item 15: Financial Statements
•	Part IV, Item 15: Financial Statement Schedule

The revised sections of our Annual Report on Form 10-K included in this Current Report on Form 8-K have not otherwise been updated for activities or events occurring after the date this information was presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. This Current Report on Form 8-K should be read in conjunction with the Form 10-K (except for item 15, which is included in this Current Report on Form 8-K), our Quarterly Report on Form 10-Q for the period ended March 31, 2019 and the Company’s Current Reports on Form 8-K and any amendments thereto for updated information.

This Current Report on Form 8-K and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding strategic initiatives, the expected use of proceeds from the Epsilon transaction, our expected operating results, future economic conditions including currency exchange rates, future dividend declarations and the guidance we give with respect to ouranticipated financial performance. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this report, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, the following:

•	loss of, or reduction in demand for services from, significant clients;
•	increases in net charge-offs in credit card and loan receivables;
•	failure to identify or successfully integrate or disaggregate business acquisitions or divestitures;
•	increases in the cost of doing business, including market interest rates;
•	inability to access the asset-backed securitization funding market;
•	loss of active AIR MILES® Reward Program collectors;
•	disruptions in the airline or travel industries;
•	increased redemptions by AIR MILES Reward Program collectors;
•	unfavorable fluctuations in foreign currency exchange rates;
•	limitations on consumer credit, loyalty or marketing services from new legislative or regulatory actions related to consumer protection and consumer privacy;

•	increases in FDIC, Delaware or Utah regulatory capital requirements for banks;
•	failure to maintain exemption from regulation under the Bank Holding Company Act;
•	loss or disruption, due to cyber attack or other service failures, of data center operations or capacity;
•	loss of consumer information due to compromised physical or cyber security; and
•

those factors discussed in Item 1A in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A, or elsewhere in, our Quarterly Reports on Form 10-Q filed for subsequent periods.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Further risks and uncertainties include, but are not limited to, the impact of strategic initiatives on us or our business if any transactions are undertaken, and whether the anticipated benefits of such transactions can be realized.

Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

23.1	Consent of Deloitte & Touche LLP

99.1

Presentation of Epsilon as a discontinued operation to the following portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as originally filed on February 26, 2019:

Part IV, Item 15: Financial Statements
Part IV, Item 15: Financial Statement Schedule

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: July 17, 2019	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief
Administrative Officer, General
Counsel and Secretary